UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2013

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +1 (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2012 Bonus Awards

On March 15, 2013, the Compensation Committee of the Board of Directors of NeoPhotonics Corporation (the “Company”), awarded discretionary cash bonus awards payable to certain of the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”)) for performance related to the fiscal year 2012 in the amounts set forth in the table below.

Named Executive Officer	2012 Bonus Award
Timothy S. Jenks, President and Chief Executive Officer	$240,000
James D. Fay, Senior Vice President and Chief Financial Officer	150,000
Dr. Raymond Cheung, Senior Vice President and Chief Operating Officer	120,000	(1)
Dr. Wupen Yuen, Senior Vice President of Product and Technology Development	125,000
Benjamin L. Sitler, Senior Vice President of Global Sales and Product Management	100,000

(1)	Calculated in U.S. dollars at the applicable exchange rate. Dr. Cheung’s actual bonus will be paid in Chinese RMB.

ITEM 8.01     OTHER EVENTS.

On March 15, 2013, the Company’s Board of Directors (the “Board”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved and adopted an amendment to the Company’s Corporate Governance Guidelines (“Guidelines”) to add a policy regarding Voting For Election of Directors in Uncontested Elections.

This policy provides that in an uncontested election of directors, the Board (or any committee thereof) shall nominate for election or re-election as director only those candidates who have tendered an irrevocable resignation as a director, which resignation shall be conditioned upon both (1) such director having failed to receive more “for” votes than “withheld” votes in an uncontested election and (2) acceptance by the Board of such resignation. If, in an uncontested election, a director fails to receive more “for” votes than “withheld” votes for election, then the Policy provides a process for how the Board will make a determination as to whether to accept an irrevocable resignation, including a provision providing that if the Board shall determine not to accept the conditional resignation of a director then the Board will promptly disclose its decision-making process and decision to reject the conditional resignation in a Form 8-K furnished to the SEC.

The Company’s Corporate Governance Guidelines may be viewed at http://IR.neophotonics.com under the caption “Corporate Governance – Guidelines”, but shall not be incorporated by reference into this or any other filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2013	NEOPHOTONICS CORPORATION

	By:	/s/ James D. Fay
James D. Fay
Senior Vice President and Chief Financial Officer